EXHIBIT 23




                    CONSENT OF INDEPENDENT PUBLIC ACCOUNTANTS



     To Cytogen Corporation:

     As independent public accountants, we hereby consent to the incorporation of our report included in this Form 10-K, into the Company's previously filed Form S-8 Registration Statement (File No. 33-30595), filed with the Securities and Exchange Commission on August 18, 1989, Form S-3 Registration Statement (File No. 33-35140), filed with the Securities and Exchange Commission on May 31, 1990, Form S-8 Registration Statement (File No. 33-52574), filed with the Securities and Exchange Commission on September 29, 1992, Form S-8 Registration Statement (File No. 33-57004), filed with the Securities and Exchange Commission on January 12, 1993, Form S-3 Registration Statement (File No. 33-77396) filed with the Securities and Exchange Commission on April 6, 1994, Form S-8 Registration Statement (File No. 33-63321), filed with the Securities and Exchange Commission on October 10, 1995, Form S-8 Registration Statement (File No. 333-00431), filed with the Securities and Exchange Commission on January 25, 1996 and Form S-8 Registration Statement (File No. 333-04679), filed with the Securities and Exchange Commission on May 29, 1996, Form S-8 Registration Statement (File No. 333-27673) filed with Securities and Exchange Commission on May 23, 1997, Form S-3 Registration Statement (File No. 333-43809) filed with the Securities and Exchange Commission on January 7, 1998, Form S-1/A-2 Registration Statement (File No. 333-68759) filed with the Securities and Exchange Commission on January 8, 1999, Form S-1/A-1 Registration Statement (File No. 333-67947) filed with the Securities and Exchange Commission on January 27, 1999, Form S-1/A-2 Registration Statement (File No. 333-67947) filed with the Securities and Exchange Commission on January 27, 1999 and Form S-3 Registration Statement (File No. 333-83215) filed with the Securities and Exchange Commission on July 20, 1999, Form S-3 Registration Statement (File No. 333-34550) filed with the Securities and Exchange Commission on April 11, 2000, Form S-3/A Registration Statement (File No. 333-33436) filed with the Securities and Exchange Commission on June 9, 2000, Form S-8 POS Registration Statement (File No. 333-27673) filed with the Securities and Exchange Commission on October 18, 2000, Form S-8 (File No. 333-48454) filed with the Securities and Exchange Commission on October 23, 2000, Form S-8 (File No. 333-58384) filed with the Securities and Exchange Commission on April 6, 2001, Form S-8 (File No. 333-59718) filed with the Securities and Exchange Commission on April 27, 2001, Form S-3 Registration Statement (File No. 333-72226) filed with the Securities and Exchange Commission on October 25, 2001 and Form S-8 (File No. 333-75304) filed with the Securities and Exchange Commission on December 17, 2001.


                                                     ARTHUR ANDERSEN LLP




     Philadelphia, PA
         March 28, 2002